Confidential discussion materials Business Update and Management Presentation Exhibit 99.2

Disclaimer Cautionary Note Information Regarding Projections and Preliminary Financial Information The financial projections, prospective financial information and forecasts (collectively, the “Projections”) included in this presentation were not prepared with a view towards public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants for the presentation and preparation of “prospective financial information.” Avaya Holdings Corp. (the “Company”) generally does not publicly disclose detailed prospective financial information. The Projections were prepared for the internal use of the Company and were provided pursuant to confidentiality agreements for the limited purpose of providing information in connection with the Company's discussions about one or more potential financings, refinancings, recapitalizations, reorganizations, restructurings or investment transactions involving the Company (collectively, a “Transaction”). The Projections have been prepared by, and are the responsibility of the Company's management. The Projections do not purport to present the Company's financial condition in accordance with accounting principles generally accepted in the United States. Neither the independent registered public accounting firm of the Company nor any other independent accountant has audited, reviewed, examined, compiled, or performed any procedures with respect to the Projections and, accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the Projections. The inclusion of the Projections should not be regarded as an indication that the Company or any other person considered, or now consider, the Projections to be a reliable prediction of future events, and does not constitute an admission or representation by any person that the expectations, beliefs, opinions, and assumptions that underlie such forecasts remain the same following the date of this presentation, and readers are cautioned not to place undue reliance on the prospective financial information. The estimates and assumptions underlying the Projections are subject to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately and many of which are beyond the control of the Company and may not prove to be accurate. The assumptions underlying the Projections have not been realized as of the date hereof. The Projections also do not reflect future changes in general business or economic conditions, or any other transaction or event that may occur and that was not anticipated at the time this information was prepared. The Projections are not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the Projections will be achieved. The Projections are forward-looking in nature. Further, the Projections relate to multiple future years and such information by its nature becomes less predictive with each succeeding day. Accordingly, the Company cannot provide any assurance that the Projections will be realized; actual future financial results will vary from such forward-looking information and may vary materially. The above considerations should be taken into account in reviewing the Projections, which were prepared as of an earlier date. See “Cautionary Statement Regarding Forward-Looking Statements.”

Disclaimer Cautionary Statement Regarding Forward-Looking Statements   This presentation contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including with respect to any proposed debtor-in-possession financing; the ability of the Company to negotiate, develop, confirm and successfully consummate a plan of reorganization; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, debtor-in-possession financing, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; conditions to which any debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; finalization of the Company’s annual and quarterly financial statements (including finalization of the Company’s impairment tests), completion of standard annual and quarterly-close processes; risks relating to the delisting of the Company’s common stock from the New York Stock Exchange and future quotation of the Company’s common stock; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures; and other factors discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement, including the Projections, as a result of new information, future events or otherwise, except as otherwise required by law.

Disclaimer Use of non-GAAP (Adjusted) Financial Measures The information furnished in this presentation includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”). EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments described in our SEC filings. We believe that including supplementary information concerning adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation and it is used as a basis for calculating covenants in our credit agreements. In addition, we believe adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. We also present adjusted EBITDA because we believe analysts and investors utilize these measures in analyzing our results. Adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, such as our pricing strategies, volume, costs and expenses of the organization, and it presents our financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we do not consider indicative of our ongoing operations but that still affect our net income. In particular, our formulation of adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss), however, these are expenses that may recur, may vary and are difficult to predict. In addition, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. We do not provide a forward-looking reconciliation of certain forward-looking non-GAAP metrics as the amount and significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful.

Restructuring Plan Financial Summary

Restructuring Plan Summary FY22-27 Source: File: Antenna BS Fcst v BK plan 16 Tab: Cleansing Table Note: The Company expects fiscal Q1'23 GAAP Revenue of ~$420 million, Adj. EBITDA of ~($30) million and preliminary ending unrestricted cash of ~$225 million. The financial projections contained herein do not contemplate any further potential EBITDA upside associated with certain incremental savings initiatives the Company is evaluating. Incorporates revised RingCentral partnership terms, including (i) the extension of tenor of agreement, (ii) modification of certain cash liabilities, (iii) elimination of certain cash obligations, and (iv) modification of certain economic terms. For FY22, calculated as direct method CFFO plus interest less capex. For FY23-FY27, calculated as Adjusted EBITDA less cash pension/OPEB payments, cash taxes, cost-to-achieve savings, and restructuring fees, plus net change in non-cash adjustments, working capital, less capex and capital leases. As of 1/9/23, approximately 71% ($373mm) of the total $523mm of targeted Cost Transformation Program savings have been implemented. Numbers updated 12/18

Commentary Illustrative Billings Forecast Summary Annual Billings2,3 Forecast by Category (estimated % share) Software & Support 14% CAGR FY24-27 driven by Cloud growth as ‘Innovation without Disruption’ strategy is executed Outlook for Avaya Professional Services (APS) remains stable Hardware1 is managed for cash as business declines in-line with market expectations Source: File: BK Plan BS Model Tab: Cleansing Billings Numbers updated 12/18 1. Hardware includes devices and infrastructure product plus associated maintenance. 2. Bar totals reflect historical and projected billings – Hardware and APS figures based on revenue; Software & Support figures are implied estimates on Total Billings less hardware & APS. 3. Figures may not total to 100% due to rounding. ($M)

Illustrative Software & Support Billings Outlook Commentary Annual Software & Support Billings1,2 (estimated % share) Classic: Perpetual software license with maintenance and support continues to decline as customers adopt SaaS Subscription: Steadily increases as customers migrate to the Cloud and add OTT functionality Managed Services: Business declines but remains important for account control in customers’ cloud journey Prior table Bar totals reflect Software & Support figures as presented on prior slide – Classic and Managed Services figures based on revenue; Subscription figures are implied estimates based on total Software & Support billings less classic and managed services. Figures may not total to 100% due to rounding. Sub +OTT 87% 88% 82% 73% 65% 58% CCaaS 0% 0% 0% 4% 10% 16% Other Cloud 13% 12% 17% 23% 25% 26% % of Subscription Breakout2 Sub +OTT 67% 78% 87% 88% 84% 76% 68% 62% CCaaS 0% 0% 0% 0% 0% 4% 11% 17% Other Cloud 32% 22% 13% 12% 16% 20% 20% 21% Source: File: BK Plan BS Model Tab: Cleansing Billings Numbers updated 12/18 New table all years Sub +OTT 67% 78% 87% 88% 83% 74% 65% 59% CCaaS 0% 0% 0% 0% 0% 4% 10% 16% Other Cloud 32% 22% 13% 12% 17% 23% 25% 25% ($M)

DIP Budget – 13-week cash flow Project Antenna DIP Budget ($ in thousands)

Transaction Overview Transaction Sources & Uses1 Pro Forma Capitalization Note: Pre-transaction principal balances shown (excluding accrued interest) as of February 2023 Excludes escrowed cash, which is expected to be paid out during the case; pro forma cash assumes emergence in April 2023 Excludes extended letters of credit ($M)